[ZURICH KEMPER LIFE LETTERHEAD]



Via EDGAR

June 25, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:	KILICO Variable Annuity Separate account of
	   Kemper Investors Life Insurance Company
   	File No.:  2-72671

Commissioners:

Enclosed for filing pursuant to the requirements of 497(e) under the Securities Act of 1933 is a prospectus supplement dated June 24, 1998 to the prospectus dated May 1, 1998. The supplement provides for a substitution of shares of the Kemper Money Market Portfolio for shares of the Short-Term Bond Portfolio of the Janus Aspen Series.

Please call the undersigned at 847-969-3523 if you have any questions.

Sincerely,

/s/ Allen R. Reed

Allen R. Reed
Assistant General Counsel

Enclosure

ARR/sw




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                  KEMPER INVESTORS LIFE INSURANCE COMPANY
                  KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

                       SUPPLEMENT DATED JUNE 24, 1998
                                    TO
                        PROSPECTUS DATED MAY 1, 1998

On or about June 10, 1998, Kemper Investors Life Insurance Company (KILICO) and several other applicants filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of the Kemper Money Market Portfolio for shares of the Short-Term Bond Portfolio of Janus Aspen Series ("Janus Aspen Short-Term Bond Portfolio") currently held by an investment subaccount of KILICO Variable Annuity Separate Account (the "Account"). To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions. The effect of such a share substitution would be to replace the Short-Term Bond Portfolio with the Kemper Money Market Portfolio as an investment option under the Contracts described in your May 1, 1998 prospectus.

The investment objective of the Kemper Money Market Portfolio is to seek maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments. Contract Owners and prospective purchasers should carefully read the prospectus for this fund. This prospectus was attached to the May 1, 1998 prospectus for the Contracts which was previously sent to you.

From the date of this supplement to the date of the proposed substitution, each Contract owner will be permitted to make a transfer of all amounts under a Contract invested in the investment subaccount corresponding to Janus Aspen Short-Term Bond Portfolio on the date of the supplement to another subaccount. Also, KILICO will not exercise any rights reserved under any Contract to impose additional restrictions on transfers until at least thirty (30) days after the proposed substitution.

If the proposed substitution is carried out, each Contract Owner affected by the substitutions will be sent a written notice informing them that the substitution was carried out.

This supplement should be retained with the Prospectus for future reference.